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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 30, 2007


Proguard Acquisition Corp.
(Exact name of registrant as specified in its charter)


       FLORIDA                 333-123910                33-1093761
(State or other            (Commission File          (I.R.S. Employer
jurisdiction of                Number)              Identification No.)
incorporation or organization


    3040 E. Commercial Blvd
        Ft. Lauderdale, FL                                33308
(Address of principal executive offices)                (Zip Code)


Registrant's Telephone number, including area code:  (954) 491-0704



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))






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Item 8.01   Other Events

On January 30, 2007, pursuant to the terms of the option dated July 5, 2006, as amended on October 25, 2006, granted to Worldwide Security Acquisitions, LLC by holders of common stock of the Registrant, the option term expired and the nonrefundable deposit was released from escrow to the Registrant and the escrow was closed.

The corresponding option transaction agreements were reported by the Registrant in its Current Reports on Form 8-K dated July 5, 2006 and October 25, 2006, and the transaction documents were filed as exhibits to those Current Reports.




Signatures


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Proguard Acquisition Corp.


Date: January 30, 2007

By:  /s/Frank R. Bauer
     -----------------------
     Frank R. Bauer
     Chief Executive Officer